American Century Strategic Asset Allocations, Inc. Statement of Additional Information Supplement
Supplement dated January 29, 2018 ■ Statement of Additional Information dated April 10, 2017

The following is added to the Accounts Managed table on page 43 of the statement of additional information:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Vidya Rajappa(3)	Number of Accounts	19	36	1
	Assets	$27.7 billion (4)	$8.9 billion	$8.8 million

[3]	Information is provided as of January 22, 2018.

[4]
Includes $58.0 million in Multi-Asset Income, $521.1 million in Strategic Allocation: Conservative, $1.3 billion in Strategic Allocation: Moderate and $993.4 million in Strategic Allocation: Aggressive.

The following is added to the Ownership of Securities table on page 45 of the statement of additional information:

Ownership of Securities(1)
Aggregate Dollar Range of Securities in Fund
Multi-Asset Income
Vidya Rajappa(2)	A
Strategic Allocation: Conservative
Vidya Rajappa(2)	A
Strategic Allocation: Moderate
Vidya Rajappa(2)	A
Strategic Allocation: Aggressive
Vidya Rajappa(2)	A

[1]	These portfolio managers serve on an investment team that oversees a number of funds in the same broad investment category and are not expected to invest in each such fund.

[2]	Information is provided as of January 22, 2018.
Ranges: A - none; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E - $100,001-$500,000; F - $500,001-$1,000,000; G - More than $1,000,000.

©2018 American Century Proprietary Holdings, Inc. All rights reserved.
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